UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 2, 2004

                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-27078                  11-3136595
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      (State or other           (Commission Number)          (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)

           135 Duryea Road Melville, New York                      11747
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (631) 843-5500

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 2, 2004, Henry Schein, Inc. entered into a multi-year agreement with ID Biomedical Corporation to distribute ID Biomedical's Fluviral(R) influenza vaccine. The agreement will commence upon approval of Fluviral by the U.S. Food and Drug Administration (FDA), which could be as early as 2005 if the FDA provides expedited approval of the ID Biomedical application, and will terminate in 2014. Once Fluviral is approved by the FDA, ID Biomedical plans to manufacture up to an estimated 15 million doses for the U.S. market in 2005, and increase production to approximately 38 million doses by 2007. Similarly, Henry Schein will increase the number of Fluviral doses it purchases over that time, and by 2007 will have approximately 19 million doses per year available for distribution to its customers. Henry Schein's purchase commitment under the agreement calls for the Company to pay ID Biomedical an amount per dose based each year on the market price then prevailing. At today's market price, this commitment will aggregate approximately $45 million for 2005, increasing to approximately $113 million in 2007.

ITEM 8.01.  OTHER EVENTS.

      On December 6, 2004, Henry Schein, Inc. issued a press release announcing the signing of the multi-year agreement with ID Biomedical to distribute Fluviral. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the press release.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibit 99.1 - Press Release dated December 6, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HENRY SCHEIN, INC.

Date:  December 6, 2004           By:   /s/ Michael S. Ettinger
                                        ------------------------------
                                        Name:  Michael S. Ettinger
                                        Title:  Secretary, Vice President and
                                                General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1              Press release dated December 6, 2004

                                                                    EXHIBIT 99.1

[GRAPHIC OMITTED][NEWS RELEASE]


                             FOR:    HENRY SCHEIN, INC.

                            CONTACT: Steven Paladino
                                     Executive Vice President &
                                     Chief Financial Officer
                                     631-843-5500
                                     steven.paladino@henryschein.com

                                     Susan Vassallo
                                     Director, Public & Investor Relations
                                     631-843-5562
                                     susan.vassallo@henryschein.com

HENRY SCHEIN SIGNS MULTI-YEAR DISTRIBUTION AGREEMENT WITH
ID BIOMEDICAL FOR FLUVIRAL INFLUENZA VACCINE

Contract supports new entrant into U.S. market for the benefit of public health

MELVILLE, N.Y., DECEMBER 6, 2004 - Henry Schein, Inc. (NASDAQ: HSIC), the largest distributor of healthcare products and services in the combined North American and European markets, today announced the signing of a multi-year agreement to distribute ID Biomedical Corporation's (NASDAQ: IDBE, TSE: IDB) Fluviral(TM) influenza vaccine. The agreement will commence upon approval of Fluviral by the U.S. Food and Drug Administration (FDA), which could be as early as 2005 if the FDA provides expedited approval of the ID Biomedical application, and will terminate in 2014.

         Once Fluviral is approved by the FDA, ID Biomedical plans to manufacture up to an estimated 15 million doses for the U.S. market in 2005, and increase production to approximately 38 million doses by 2007. Similarly, Henry Schein will increase the number of Fluviral doses it purchases over that time, and by 2007 will have approximately 19 million doses per year available for distribution to its customers. Henry Schein's purchase commitment under the agreement calls for the Company to pay ID Biomedical an amount per dose based each year on the market price then prevailing. At today's market price, this commitment will aggregate approximately $45 million for 2005, increasing to approximately $113 million in 2007.

                                    - more -

      "As our nation addresses the current influenza vaccine shortage, we are pleased to have entered into a contract with ID Biomedical, which will benefit our customers, and the general public as well, by bringing additional influenza vaccine supply into the United States for many years to come," said Stanley M. Bergman, Chairman, Chief Executive Officer and President of Henry Schein. "We are pleased to support ID Biomedical's investment in its influenza vaccine manufacturing capability and increased capacity."

       "Henry Schein's expertise in marketing new products to office-based practitioners in the United States is unsurpassed, and we believe they are an ideal partner to help introduce Fluviral to this important market," said Todd Patrick, ID Biomedical's President.

      For 15 years, Henry Schein has been a leading distributor of influenza vaccine to U.S. physician offices and alternate-care sites, and in 2003, the Company sold more than 20 million doses of influenza vaccine. Earlier this year, Henry Schein was named the exclusive U.S. distributor of FluMist(R) intranasal influenza vaccine, manufactured by MedImmune (NASDAQ: MEDI), and distributed Aventis Pasteur's Fluzone(R) (NYSE: AVE). In addition, the Company's agreement to distribute Chiron Corporation's (NASDAQ: CHIR) Fluvirin(R) influenza vaccine continues for 2005.

ABOUT HENRY SCHEIN, INC.

      Henry Schein, a FORTUNE 500(R) company, is recognized for its excellent customer service and highly competitive prices. The Company's four business groups--Dental, Medical, International and Technology--serve more than 450,000 customers worldwide, including dental practices and laboratories, physician practices and veterinary clinics, as well as government and other institutions. The Company's sales reached a record $3.4 billion in 2003.

      The Company operates through a centralized and automated distribution network, which provides customers in more than 125 countries with a comprehensive selection of over 90,000 national and Henry Schein private-brand products.

                                             - more -

      Henry Schein also offers a wide range of innovative value-added practice solutions, including such leading practice management software systems as DENTRIX(R) and Easy Dental(R) for dental practices, and AVImark(R) for veterinary clinics, which are installed in over 50,000 practices; and ArubA(R), Henry Schein's electronic catalog and ordering system.

      Headquartered in Melville, N.Y., Henry Schein employs over 9,000 people in 17 countries. For more information, visit the Henry Schein Web site at www.henryschein.com.

      In accordance with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance and achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These statements are identified by the use of such terms as "may," "could," "expect," "intend," "believe," "plan," "estimate," "forecast," "project," "anticipate," or other comparable terms. A full discussion of the Company's operations and financial condition, including factors that may affect its business and future prospects, is contained in documents the Company has filed with the SEC and will be contained in all subsequent periodic filings made with the SEC. These documents identify, in detail, important risk factors that could cause the Company's actual performance to differ materially from current expectations.

      Risk factors and uncertainties which could cause actual results to differ materially from current and historical results include, but are not limited to: competitive factors; changes in the healthcare industry; changes in government regulations that affect the Company; financial risks associated with the Company's international operations; fluctuations in quarterly earnings; transitional challenges associated with acquisitions; regulatory and litigation risks; the dependence on the Company's continued product development, technical support and successful marketing in the technology segment; the Company's dependence upon sales personnel and key customers; the Company's dependence on its senior management; the Company's dependence on third parties for the manufacture and supply of its products; possible increases in the cost of shipping the Company's products or other service trouble with the Company's third-party shippers; risks from rapid technological change; and risks from potential increases in variable interest rates.

      The order in which these factors appear should not be construed to indicate their relative importance or priority. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty and has no obligation to update forward-looking statements.

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